UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017

Mirati Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9393 Towne Centre Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2017, our Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”) was amended to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 2,900,000 shares.

The foregoing description of the amendment to the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Our 2017 Annual Meeting of Stockholders (the "Annual Meeting") was held on May 17, 2017. We had 24,939,797 shares of common stock outstanding and entitled to vote as of March 27, 2017, the record date for the Annual Meeting. At the Annual Meeting, 14,924,308 shares of common stock were present or represented by proxy.

At the Annual Meeting, stockholders:
(1) elected Charles M. Baum, M.D., Ph.D.; Bruce L.A. Carter, Ph.D.; Henry J. Fuchs, M.D.; Michael Grey; Craig Johnson; and Rodney W. Lappe, Ph.D. as directors to hold office until the 2018 Annual Meeting of Stockholders;
(2) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
(3) approved an amendment to the 2013 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 2,900,000 shares.
The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:
Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	8,998,335	50,742	5,875,231
Bruce L.A. Carter, Ph.D.	9,008,606	40,471	5,875,231
Henry J. Fuchs, M.D.	7,948,211	1,100,866	5,875,231
Michael Grey	8,965,758	83,319	5,875,231
Craig Johnson	8,248,736	800,341	5,875,231
Rodney W. Lappe, Ph.D.	8,917,823	131,254	5,875,231
Proposal 2. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,625,250	288,512	10,546	—

Proposal 3. Approval of Amendment to 2013 Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,267,287	2,755,821	25,969	5,875,231

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated 2013 Equity Incentive Plan, as amended, and Form of Stock Option Agreement and Form of Stock Option Grant Notice thereunder.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	Mirati Therapeutics, Inc.

	By:	/s/ Jamie A. Donadio
Jamie A. Donadio
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Amended and Restated 2013 Equity Incentive Plan, as amended, and Form of Stock Option Agreement and Form of Stock Option Grant Notice thereunder.

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